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                                                                 Exhibit 10.27.9

                               EIGHTH AMENDMENT TO

                           REVOLVING CREDIT AGREEMENT

                  THIS EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Eighth Amendment") is made and entered into as of March 20, 1998, by and among GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Parent") and its Subsidiaries listed on the signature pages hereto (the Parent and each such Subsidiary is individually referred to herein as a "Borrower," and collectively as the "Borrowers"), and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

         WHEREAS, the Borrowers and the Bank entered into a Revolving Credit Agreement dated as of July 3, 1995 as amended by the First Amendment to Revolving Credit Agreement dated as of September 15, 1995, the Second Amendment to Revolving Credit Agreement dated as of December 22, 1995, the Third Amendment to Revolving Credit Agreement dated as of March 29, 1996, the Fourth Amendment to Revolving Credit Agreement dated as of October 1, 1996, the Fifth Amendment to Revolving Credit Agreement dated as of February 21, 1997, the Sixth Amendment to Revolving Credit Agreement dated as of March 17, 1997, and the Seventh Amendment to Revolving Credit Agreement dated as of June 17, 1997 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Bank and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.


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         2. Amendment to Section 8.2(a) of the Credit Agreement. Section
8.2(a) of the Credit Agreement is hereby amended by deleting the amount "$5,300,000" which appears in clause (ix) of Section 8.2(a) and substituting in place thereof the new amount "$7,250,000".

         3. Amendment to Section 8.2(d) of the Credit Agreement. Section 8.2(d) of the Credit Agreement is hereby deleted in its entirety and substituting in place thereof the following:

                           "(d) no Borrower will make any distributions on or in
                  respect of its capital of any nature whatsoever, other than
                  (i) dividends payable solely in the shares of common stock or distributions by any Borrower other than the Parent to such Borrower's shareholders and (ii) in the case of the Parent, any penalty or redemption payments due to the purchasers of the Parent's Series A Convertible Preferrred Stock, in an aggregate amount not to exceed $2,000,000 during the term of this Agreement; provided, however, that no Default or Event of Default will exist or be continuing at the time of such payments or after making such payments and the Parent shall have delivered to the Bank a compliance certificate evidencing pro forma calculations with respect thereto;"

         4. Amendment to Section 8.2(e) of the Credit Agreement. Section 8.2(e) of the Credit Agreement is hereby amended by inserting immediately after the phrase "sale-leaseback transaction" the following:

                           ", except for those sale-leaseback transactions
                  associated with certain Indebtedness described in clause (ix) of Section 8.2(a) herein;"

         5.       Ratification, etc.

         Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Eighth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Eighth Amendment. By executing this Eighth Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Seventh Amendment.

         6.       GOVERNING LAW.

         THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE




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COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN
ACCORDANCE WITH SUCH LAWS.

         7. Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

         8. Effectiveness. This Eighth Amendment shall become effective upon its execution and delivery by each of the Borrowers, the Guarantor and the Bank; provided, however, the amendment set forth in Section 4 hereof shall be deemed to have been effective as of December 30, 1996.

         9. Entire Agreement. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [REMAINING PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the undersigned have duly executed this Eighth
Amendment under seal as of the date first set forth above.

                           THE BORROWERS:

                           GENZYME TRANSGENICS
                           CORPORATION

                           By:   /s/ John B. Green
                           -----------------------
                           Name:  John B. Green
                           Title:  Vice President

                           Address of the Parent:

                           One Mountain Road
                           Framingham, MA  01701
                           Tel:  (508) 872-8400
                           Fax:  (508) 872-0827

                           TSI CORPORATION

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Vice President

                           MASON LABORATORIES, INC.
                           (formerly known as TSI Mason
                           Laboratories, Inc.)

                           By:  /s/ John B. Green
                           -----------------------
                           Title:  Vice President

                           WASHINGTON LABORATORIES, INC.
                           (formerly known as TSI
                           Washington Laboratories, Inc.)

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Vice President


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                           REDFIELD LABORATORIES,
                           INC. (formerly known as TSI
                           Redfield Laboratories, Inc.)

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Vice President

                           ARGUS RESEARCH
                           LABORATORIES, INC.

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Vice President

                           TRANSGENIC INVESTMENTS,
                           INC.

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Vice President

                           HEALTH AND SCIENCES
                           RESEARCH INCORPORATED

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Vice President

                           BIODEVELOPMENT
                           LABORATORIES, INC.

                           By:  /s/ John B. Green
                           ----------------------
                           Title:  Treasurer


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                            THE BANK:

                            BANKBOSTON, N.A. (formerly
                            known as The First National
                            Bank of Boston)

                            By:   /s/ Walter J. Marullo
                            ---------------------------
                            Name:  Walter J. Marullo
                            Title:  Vice President

                            Address:

                            100 Federal Street
                            Boston, MA 02110
                            Tel:   617-434-2308
                            Fax:  617-434-0819

ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION

By:  /s/ Evan M. Lebson
-----------------------
     Name:
     Title:  Vice President, Treasurer